UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): April 8, 2022

GOLDEN MATRIX GROUP, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-54840	46-1814729
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(IRS Employer Identification No.)

3651 Lindell Road, Suite D131

Las Vegas, NV 89103

(Address of principal executive offices)(zip code)

Registrant’s telephone number, including area code: (702) 318-7548

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 Par Value Per Share	GMGI	NASDAQ Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.08.	Shareholder Director Nominations.

The information below under Item 8.01 of this Form 8-K is incorporated by reference into this Item 5.08, to the extent applicable.

Item 8.01.	Other Events.

On April 8, 2022, the Board of Directors (the “Board”) of Golden Matrix Group, Inc. (the “Company”, “we” and “us”) determined that in lieu of holding the Company’s 2022 Annual Meeting of Shareholders (the “2022 Annual Meeting”), the matters which would have otherwise been proposed for approval by the shareholders at the 2022 Annual Meeting, will instead be approved via a written consent of the Company’s majority shareholders in lieu of an annual meeting.

Any shareholder proposal intended to be considered by the majority shareholders in accordance with Rule 14a-8 must be delivered to, or mailed to and received at, the Company’s principal executive offices at 3651 Lindell Road, Suite D131, Las Vegas, NV 89103, Attention: Corporate Secretary, on or before the close of business on April 18, 2022, which the Company has determined to be a reasonable time before it expects the majority shareholders to execute the written consent in lieu of an annual meeting.

Additionally, any shareholder who intends to submit a director nomination or who intends to submit a proposal regarding any other matter of business to be considered by the majority shareholders other than in accordance with Rule 14a-8 or otherwise must similarly make sure that such nomination or proposal is delivered to, or mailed and received at, the Company’s principal executive offices on or before the close of business on April 18, 2022.

In addition to complying with this deadline, shareholder proposals must also comply with all applicable Securities and Exchange Commission rules, including Rule 14a-8 and Nevada law. Any proposal submitted after the above deadlines will be considered untimely.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

GOLDEN MATRIX GROUP, INC.

Date: April 8, 2022	By:	/s/ Anthony Brian Goodman
Anthony Brian Goodman
Chief Executive Officer

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